Exhibit 99.1

DMCC Staffing, LLC and, RFFG of Cleveland, LLC.
Audited Financial Statements
as of and for the year ended December 31, 2009
 and the ten months ended October 31, 2010

RFFG of
CLEVELAND, LLC
AND
DMCC
STAFFING, LLC

CARVE-OUT
FINANCIAL
STATEMENTS

FOR THE
PERIOD FROM
JANUARY 1, 2010
TO OCTOBER 31, 2010
AND FOR THE
YEAR ENDED
DECEMBER 31, 2009

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

TABLE OF CONTENTS

Page
INDEPENDENT AUDITORS’ REPORT
1
FINANCIAL STATEMENTS

Carve-Out Balance Sheets	2

Carve-Out Statements of Income and Due From Parent	3

Carve-Out Statements of Cash Flows	4-5

Notes to Carve-Out Financial Statements	6-11

INDEPENDENT AUDITORS’ REPORT

To the Parent Company
Cleveland, Ohio

We have audited the accompanying carve-out balance sheets of RFFG of Cleveland, LLC and DMCC Staffing, LLC (components of RFFG, LLC; collectively, the Divisions) as of October 31, 2010 and December 31, 2009, and the related carve-out statements of income and due from parent and cash flows for the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009.  These carve-out financial statements are the responsibility of the Divisions’ management.  Our responsibility is to express an opinion on these carve-out financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the carve-out financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Divisions’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the carve-out financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall carve-out financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

The carve-out financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of the Divisions as of October 31, 2010 and December 31, 2009, and the results of its operations and cash flows for the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

CERTIFIED PUBLIC ACCOUNTANTS

January 28, 2011

Providing the	Akron Office
services that	301 Springside Drive
bring solutions	Akron, OH 44333
www.SSandG.com
member of:	330-668-9696
OSCPA, PCOAB, the AICPA’s	330-668-2538 (f)
Center for Audit Quality, and
The Leading Edge Alliance

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

CARVE-OUT BALANCE SHEETS

	OCTOBER 31,	DECEMBER 31,
	2010	2009
ASSETS

CURRENT ASSETS
Cash	$149,581	$153,180
Accounts receivable – trade, net of allowance for doubtful accounts of $25,054 and $13,132 at October 31, 2010 and December 31, 2009, respectively	1,131,753	819,661
Accounts receivable – related parties	53,873	50,000
Prepaid expenses	1,530	1,198

TOTAL CURRENT ASSETS	1,336,737	1,024,039

PROPERTY AND EQUIPMENT, net	5,316	5,629

OTHER ASSETS
Customer lists, net of accumulated amortization of $73,353 and $40,011 at October 31, 2010 and December 31, 2009, respectively	126,701	160,043
Trade name	205,056	205,056
	331,757	365,099
	$1,673,810	$1,394,767

LIABILITIES AND DUE FROM PARENT

CURRENT LIABILITIES
Bank overdraft	$57,933	$-
Line of credit	761,413	518,747
Accounts payable and accrued expenses	148,576	169,619
Accrued workers’ compensation	130,359	115,923
Current portion of contingent consideration	159,820	79,459
Related part payables	900,808	1,192,437

TOTAL CURRENT ASSETS	2,158,909	2,076,185

CONTINGENT CONSIDERATION, net of current portion	27,411	95,730

DUE FROM PARENT	(512,510)	(777,148)

	$1,673,810	$1,394,767

See accompanying notes to financial statements.

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

CARVE-OUT STATEMENTS OF INCOME DUE FROM PARENT

	FOR THE PERIOD FROM JANUARY 1, 2010 TO, OCTOBER 31,	FOR THE YEAR ENDED DECEMBER 31,
	2010	2009

REVENUES	$5,923,929	$4,778,483

COST OF OPERATIONS
Payroll	4,369,322	3,481,850
Payroll taxes	458,956	393,022
Workers’ compensation	247,308	192,463
Other	34,591	75,952
	5,110,177	4,143,287

GROSS PROFIT	813,752	635,196

GENERAL AND ADMINISTRATIVE EXPENSES	439,348	624,769

OTHER EXPENSE, net
Bad debt expense	(12,049)	(16,240)
Interest expense	(53,349)	(48,938)
Gain on acquisition	-	60,966
Miscellaneous income	1,444	1,050
	(62,954)	(3,162)

NET INCOME	311,450	7,265

DUE FROM PARENT, beginning of the period/year	(777,148)	-

NET CASH TRANSFERRED FROM PARENT	(46,812)	(784,413)

DUE FROM PARENT, end of the period/year	$(512,510)	$(777,148)

See accompanying notes to financial statements.

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

CARVE-OUT STATEMENTS OF CASH FLOWS

INCREASE (DECREASE) IN CASH

	FOR THE PERIOD FROM JANUARY 1, 2010 TO, OCTOBER 31,	FOR THE YEAR ENDED DECEMBER 31,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$311,450	$7,265
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	35,515	42,082
Amortization of imputed interest	12,042	14,282
Bad debt expense	12,049	16,240
Gain on acquisition	-	(60,966)
(Increase) decrease in:
Accounts receivable - trade	(324,141)	(835,901)
Accounts receivable – related parties	(3,873)	(50,000)
Prepaid expenses	(332)	(1,198)
Increase (decrease) in:
Accounts payable, accrued workers’ compensation and other accrued expenses	(6,607)	285,542
Related party payables	(291,629)	1,192,437

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(255,526)	609,783

CASH FLOWS FORM INVESTING ACTIVITIES
Acquisitions of property and equipment	(1,860)	-

NET CASH USED IN INVESTING ACTIVITIES	(1,860)	-

See accompanying notes to financial statements.

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

CARVE-OUT STATEMENTS OF CASH FLOWS

INCREASE (DECREASE) IN CASH

	FOR THE PERIOD FROM JANUARY 1, 2010 TO, OCTOBER 31,	FOR THE YEAR ENDED DECEMBER 31,
	2010	2009
CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings on line of credit	$242,666	$518,747
Repayment of note payable	-	(125,033)
Repayment of contingent consideration	-	(65,904)
Increase in bank overdraft	57,933	-
Change in due to parent	46,812	(784,413)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	253,787	(456,603)

NET (DECREASE) INCREASE IN CASH	(3,599)	153,180

CASH, beginning of period/year	153,180	-

CASH, end of period/year	$149,581	$153,180

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the period/year for:
Interest	$40,307	$34,656

See accompanying notes to financial statements.

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE A – Nature of operations and summary of significant accounting policies

Nature of operations
RFFG of Cleveland, LLC (RFFG) and DMCC Staffing, LLC (DMCC) supply the office, industrial and technical trade markets in northeast Ohio with temporary help.

Basis of presentation
The accompanying carve-out financial statements include the accounts of RFFG and DMCC (the Divisions), which are wholly-owned subsidiaries of RFFG, LLC (the Parent).  The carve-out financial statements include all expenses incurred by the Parent on the Divisions’ behalf.  All other operations of the Parent have been excluded herein, including the operations of RFFG’s 80%-owned subsidiary, Premier Healthcare Professionals, Inc. (PHP), which was purchased in March 2009 and sold in March 2010.

Concentrations of credit risk
Financial instruments that potentially subject the Divisions to concentrations of credit risk consist principally of cash and accounts receivable.  The Divisions place its temporary cash investments with financial institutions and, at times during the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, they had invested amounts in excess of federal insurance limits.  In addition, at October 31, 2010 and December 31, 2009, the Divisions had accounts receivable from three customers and two customers that amounted to 75% and 77% of total accounts receivable, respectively. In addition, for the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, the Divisions had sales to two and three customers that represented 69% and 80% of total sales for the period or year, respectively.  At October 31, 2010 and December 31, 2009, the Divisions had no other concentrations of credit risk.

Accounts receivable - trade
The Divisions report trade receivables at net realizable value.  Management determines the allowance for doubtful accounts based on historical losses and current economic conditions.  On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against an existing allowance account or against earnings.

Property and equipment
Property and equipment are recorded at cost.  Depreciation is calculated using the straight-line method over the following estimated useful lives of the assets:

Office equipment	7 years
Computer equipment	3 – 5 years

Routine expenditures for repairs and maintenance are expensed as incurred.

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE A – Nature of operations and summary of significant accounting policies, continued

Customer lists and trade name
The Divisions account for intangible assets in accordance with the Intangibles – Goodwill and Other Topic of the Financial Accounting Standards Board (FASB) Codification.  As a result, the customer lists are amortized over their finite life on a straight-line basis.  For the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, amortization expense was $33,342 and $40,011, respectively.  Estimated future amortization expense at October 31, 2010 is as follows:

From November 1, 2010 to December 31, 2011	$6,669

For the Years Ending December 31:
2011	40,011
2012	40,011
2013	40,010

$126,701

In addition, the trade name is not being amortized but rather is measured annually for impairment.  As of October 31, 2010 and December 31, 2009, management has determined that there is no impairment of the trade name.

Revenue recognition
The Divisions recognize revenue when services are rendered to customers.

Advertising costs
Advertising costs are expensed as incurred.  Advertising expense was $863 and $1,280 for the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, respectively.

Income taxes
The Divisions operate as limited liability companies and pass all income and loss to its Parent, which is also a limited liability company.  Accordingly, no provision for federal and state local income taxes has been made in these carve-out financial statements.

As of October 31, 2010, the Divisions had no uncertain tax positions that qualify for either recognition or disclosure in the carve-out financial statements.  Tax years that remain subject to examination are the period from January 1, 2010 to October 31, 2010 and the year ended December 31, 2009.

Taxes collected from customers
The Divisions collect sales tax from its customers on certain sales which is remitted to various state governmental authorities when due.  The Divisions’ policy is to record taxes collected from customers as a component of other current liabilities on its balance sheet and not in its statement of income.

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE A – Nature of operations and summary of significant accounting policies, continued

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Events occurring after the reporting date
The Divisions’ management has evaluated events and transactions that occurred between October 31, 2010 and January 28, 2011, which is the date that the carve-out financial statements were available to be issued, for possible recognition or disclosure in the carve-out financial statements.

NOTE B – Property and equipment

Property and equipment consisted of the following at October 31, 2010 and December 31, 2009:

	2010	2009

Office equipment	$1,550	$1,550
Computer equipment	8,010	6,150
	9,560	7,700
Less: accumulated depreciation	(4,244)	(2,071)

	$5,316	$5,629

For the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, depreciation expense amounted to $2,173 and $2,071, respectively.

NOTE C – Line of credit

The Parent and two affiliated entities have a joint line of credit agreement with a bank that allows for borrowings of up to 85% of the face amount of each company’s acceptable accounts receivable, as defined, not to exceed a maximum credit facility of $6,000,000.  At October 31, 2010 and December 31, 2009, interest charged on the line of credit was 8.125%.  In conjunction with the agreement, the companies assign their receivables to the bank as collateral.  However, the companies remain the lawful owners of and have good and undisputed title to all accounts.  In addition, the line of credit agreement is guaranteed by WTS Acquisition Corporation, the parent company of the Parent.

As of October 31, 2010 and December 31, 2009, the outstanding borrowings allocated to the Divisions amounted to $761,413 and $518,747, respectively.

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE D – Related party transactions

The Divisions are related to other entities through common ownership.  For the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, the Divisions loaned and received funds for operations.

At October 31, 2010 and December 31, 2009, accounts receivable – related parties is comprised of the following:

	2010	2009

Onsite	$3,873	$-
Trinity	50,000	50,000

	$53,873	$50,000

Accounts payable – related parties is comprised of the following at October 31, 2010 and December 31, 2009:

	2010	2009

Workers’ Temporary Staffing, Inc.	$869,808	$857,906
WTS Risk, LLC	21,000	21,000
WTS Space Coast, LLC	10,000	10,000
Oxygen	-	303,531

	$900,808	$1,192,437

The accompanying carve-out financial statements do not necessarily reflect what the Divisions’ financial position, results of its operations and cash flows would have been had the Divisions operated without its association with the Parent.  The Parent incurred certain corporate expenses that have been allocated to the Divisions based on net sales.  For the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009, the Parent has allocated $142,950 and $136,173, respectively, in such expenses to the Divisions.

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE E – Leases

The Divisions lease office facilities and equipment under various long-term and month-to-month leases.  These leases are accounted for as operating leases.  Following is a schedule of future minimum payments allocated to the Divisions under agreements that have initial or remaining noncancellable terms in excess of one year as of October 31, 2010:

2011	$12,028
2012	12,460
2013	2,089

$26,577

Total rent expense for the period from January 1, 2010 to October 31, 2010 and for the year ended December 31, 2009 allocated to the Divisions amounted to $21,485 and $25,317 respectively.

NOTE F – Acquisition

On January 1, 2009, WTS Acquisition Corporation, and its wholly-owned subsidiary, the Parent (collectively, WTS), purchased certain assets of the Ohio operations of AmeriTemps, Inc. (the Ohio Operations).  WTS subsequently divided the Ohio Operations into six wholly-owned subsidiaries, which included RFFG and DMCC.  Consideration paid by WTS for the entire Ohio Operations amounted to $1,000,000 in cash and up to $2,750,000 in contingent consideration based upon the Ohio Operations meeting certain gross billing amounts, as defined.

The transaction was accounted for in accordance with the Business Combinations Topic of the FASB Codification.  The assignment of total consideration on the date of acquisition was based upon fair values.  The allocation of the intangible assets and contingent consideration to RFFG and DMCC was based upon the Divisions’ anticipated gross billings to the total anticipated gross billings of the entire Ohio Operations, and was as follows:

ASSETS
Office and computer equipment	$7,700
Customer list	200,054
Trade name	205,056

$412,810

LIABILITIES
Note payable	$125,033
Contingent consideration	226,811

$351,844

RFFG OF CLEVELAND, LLC AND DMCC STAFFING, LLC

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE F – Acquisition, continued

Fair value methods used for the identifiable net assets and liabilities acquired in the acquisition make use of quoted market prices in active markets and discounted cash flows using current interest rates.

As a result of the acquisition, the Divisions recognized a gain of $60,966 for the year ended December 31, 2009.  This amount is included as a separate line item in other expense, net, in the accompanying carve-out statements of income.

NOTE G – Commitments and contingencies

In conjunction with WTS’s acquisition of the Ohio Operations (see Note F), the contract of sale included a provision that AmeriTemps, Inc. (the Seller) would be responsible for workers’ compensation liabilities related to retrospectively rated workers’ compensation programs entered into by the Seller over a nine-year period of time.  The claims in the programs have continued to mature, and, currently, the monies owed by the Seller, of which the Divisions were a component, exceed $2,800,000.

The Ohio Bureau of Workers’ Compensation (OBWC) reviewed the transaction and ruled that WTS’s acquisition of the Ohio Operations constituted a transfer in whole of the Ohio Operations.  Accordingly, OBWC is holding WTS responsible for the retrospective rating charges should the Seller be unable to pay.  In the event that WTS would pay the retrospective rating charges, the Divisions could potentially be responsible for a portion of the total retrospective rating bill.  The amount allocated to the Divisions would be based upon claim and payroll transfer.  In addition, WTS will deduct any such amounts paid related to the OBWC from the remaining contingent consideration owed to the Seller.  Accordingly, WTS has not paid the seller any contingent consideration since November 2009.

While the results of litigation proceedings cannot be predicted with certainty, the Divisions believe that the disposition of these matters will not have a material adverse effect on the financial position of the Divisions.

NOTE H – Subsequent events

Effective November 1, 2010, General Employment Enterprises, Inc. and its wholly-owned subsidiary, Triad Personnel Services, Inc. (collectively, General Employment) entered into an asset purchase agreement with RFFG and DMCC for the purchase of certain assets of RFFG and DMCC for $2,400,000 of General Employment’s stock and contingent consideration of up to another $2,400,000 in cash based upon the Divisions’ meeting certain earnings before interest, taxes, depreciation and amortization (EBITDA) targets, as defined, during 2011 to 2014.  The closing of the asset purchase agreement was subject to certain conditions, including entry into a definitive management and services agreement by General Employment of the business of certain affiliates of RFFG and DMCC.  General Employment executed that management agreement on November 30, 2010, with an effective date of November 1, 2010.